Exhibit 10.1

AMENDMENT NO. 3 TO SENIOR

SECURED REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 3 TO SENIOR SECURED REVOLVING CREDIT AGREEMENT (this “Amendment”) dated as of July 19, 2018 and effective as of June 30, 2018 (the “Effective Date”), is made with respect to the Senior Secured Revolving Credit Agreement, dated as of October 17, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CAPITALA FINANCE CORP., a Maryland corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time party to the Credit Agreement as lenders (the “Lenders”) and ING CAPITAL LLC, as administrative agent for the Lenders under the Credit Agreement (in such capacity, together with its successors in such capacity, the “Administrative Agent”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (as amended hereby).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have made certain loans and other extensions of credit to the Borrower; and

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement, and the Lenders signatory hereto and the Administrative Agent have agreed to do so on the terms and subject to the conditions contained in this Amendment.

NOW THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION I AMENDMENT TO CREDIT AGREEMENT

Effective as of the Effective Date, and subject to the terms and conditions set forth below, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined term in the appropriate alphabetical order:

““Third Amendment Effective Date” means July 19, 2018.”

(b) Section 6.07(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(c) Consolidated Interest Coverage Ratio. The Borrower will not permit the Consolidated Interest Coverage Ratio to be less than (i) 1.75 to 1 as of the last day of any fiscal quarter of the Borrower ending on or prior to December 31, 2015, (ii) 2.25 to 1 as of the last day of any fiscal quarter of the Borrower thereafter ending on or prior to March 31, 2018, (iii) 1.75 to 1 as of the last day of any fiscal quarter of the Borrower thereafter ending on or prior to December 31, 2018, or (iv) 2.00 to 1 as of the last day of any fiscal quarter of the Borrower thereafter.”

(c) Paragraph 9 of Schedule 1.01(d) of the Credit Agreement is hereby amended by adding the following clause thereto:

“; for the avoidance of doubt, each investment in Currency Capital, LLC shall not be excluded as an Eligible Portfolio Investment if such investment (1) is owned directly by the Borrower, (2) constitutes a Portfolio Investment and (3) meets all other requirements of the definition of “Eligible Portfolio Investment” and the reason it would not otherwise be deemed to be an Eligible Portfolio Investment is solely as a result of not qualifying under this paragraph 9, and only for so long as such investment has not been increased, adversely modified or otherwise restructured after the Third Amendment Effective Date.”

SECTION II FEES

2.1       Fees. The Borrower agrees to pay to the Administrative Agent for account of each Lender executing this Amendment an amendment fee equal to 0.05% of such Lender’s Revolving Credit Exposure and unused Commitments as of the Third Amendment Effective Date.  Such fee shall be fully earned, due and payable on the Third Amendment Effective Date.  The Borrower agrees that, once paid, the fees or any part thereof payable hereunder shall not be refundable under any circumstances, regardless of whether the transactions contemplated by this Amendment are consummated, shall not be creditable against any other fee or amount payable to the Administrative Agent or any Lender, and shall not be subject to counterclaim or setoff for, or be otherwise affected by, any claim or dispute the Borrower may have.

SECTION III MISCELLANEOUS

3.1.       Conditions to Effectiveness of Amendment. Each of the following shall be a condition precedent (unless a condition shall have been waived in accordance with Section 9.02 of the Credit Agreement) to the effectiveness of this Amendment:

(a) Documents. The Administrative Agent shall have received each of the following documents, each of which shall be reasonably satisfactory to the Administrative Agent (and to the extent specified below to each Lender) in form and substance:

(1) Executed Counterparts. From each of the Lenders, the Administrative Agent and the Borrower, either (1) a counterpart of this Amendment signed on behalf of such party or (2) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission or electronic mail of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment.

(2) Officer’s Certificate. A certificate, dated the Effective Date and signed by a Financial Officer of the Borrower, confirming compliance with the conditions set forth in Sections 2.1(b) through (e) of this Amendment.

(b) Default. No Default or Event of Default shall have occurred and be continuing under the Credit Agreement or this Amendment, nor any default or event of default that permits acceleration of any Material Indebtedness, immediately before or after giving effect to this Amendment, any incurrence of Indebtedness hereunder or thereunder and the use of proceeds hereof or thereof on a pro forma basis.

(c) Financial Covenants. The Borrower is in pro forma compliance with each of the covenants set forth in Sections 6.07 of the Credit Agreement (as amended hereby) at the time of the Effective Date.

(d) Consents. The Borrower shall have obtained and delivered to the Administrative Agent certified copies of all consents, approvals, authorizations, registrations or filings (other than any filing required under the Exchange Act or the rules or regulations promulgated thereunder, including, without limitation, any filing required on Form 8-K) required to be made or obtained by the Borrower and all guarantors in connection with this Amendment, and any other evidence reasonably requested by and reasonably satisfactory to the Administrative Agent as to compliance with all material legal and regulatory requirements applicable to the Borrower, and such consents, approvals, authorizations, registrations, filings and orders shall be in full force and effect and all applicable waiting periods shall have expired and no investigation or inquiry by any Governmental Authority regarding this Amendment or any transaction being financed with the proceeds of the Loans shall be ongoing.

(e) No Litigation. There shall not exist any action, suit, investigation, litigation or proceeding or other legal or regulatory developments pending or, to the knowledge of the Borrower, threatened in any court or before any arbitrator or Governmental Authority that relates to this Amendment or that could reasonably be expected to have a Material Adverse Effect.

(f) Fees and Expenses. The Borrower shall have paid in full, to the extent not paid pursuant to Section 2.09 of the Credit Agreement, to the Administrative Agent and the Lenders all fees and expenses (including reasonable legal fees to the extent invoiced) related to this Agreement owing on or prior to the Effective Date.

(g) Other Documents. The Administrative Agent shall have received such other documents, instruments, certificates, opinions and information as the Administrative Agent may reasonably request in form and substance satisfactory to the Administrative Agent.

3.2.       Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and each of the Lenders that, as of the Effective Date and after giving effect to this Amendment:

(a) This Amendment has been duly authorized, executed and delivered by the Borrower, and constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms. The Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms.

(b) The representations and warranties set forth in Article 3 of the Credit Agreement as amended by this Amendment and the representations and warranties in each other Loan Document (in each case, as amended hereby) are true and correct in all material respects (other than any representation or warranty already qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on and as of the Effective Date or as to any such representations and warranties that refer to a specific date, as of such specific date, with the same effect as though made on and as of the Effective Date.

(c) No Default or Event of Default has occurred or is continuing under the Credit Agreement.

3.3.       Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract between and among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective as provided in Section 3.1, and thereafter shall be binding upon and inure to the benefit of the parties thereto and the respective successors and assigns as permitted under the Credit Agreement. Delivery of an executed counterpart of this Amendment by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

3.4.       Payment of Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees, charges and disbursements of legal counsel to the Administrative Agent (but excluding, for the avoidance of doubt, the allocated costs of internal counsel).

3.5.       GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

3.6.       WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUALWAIVERS AND CERTIFICATIONS IN THIS SECTION.

3.7       Incorporation of Certain Provisions. The provisions of Sections 9.01, 9.07, 9.09 and 9.12 of the Credit Agreement are hereby incorporated by reference mutatis mutandis as if fully set forth herein.

3.8.       Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Borrower

under the Credit Agreement or any other Loan Document, and, except as expressly set forth herein, shall not alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions amended herein of the Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended by this Amendment and each reference in any other Loan Document shall mean the Credit Agreement as amended hereby. This Amendment shall constitute a Loan Document.

3.9.       Consent and Affirmation. Without limiting the generality of the foregoing, by its execution hereof, the Borrower hereby, as of the Effective Date, (i) consents to this Amendment and the transactions contemplated hereby, (ii) agrees that the Guarantee and Security Agreement and each of the other Security Documents is in full force and effect, (iii) affirms its obligations under the Guarantee and Security Agreement and confirms its grant of a security interest in its assets as Collateral for the Secured Obligations (as defined in the Guarantee and Security Agreement), and (iv) acknowledges and affirms that such grant is in full force and effect in respect of, and to secure, the Secured Obligations (as defined in the Guarantee and Security Agreement).

3.10       Release. The Borrower hereby acknowledges and agrees that: (a) neither it nor any of its Affiliates has any claim or cause of action against the Administrative Agent, the Collateral Agent or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) under the Credit Agreement and the other Loan Documents (and each other document entered into in connection therewith) and the transactions contemplated thereby, and (b) the Administrative Agent, the Collateral Agent and each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to the Obligors and their Affiliates under the Credit Agreement and the other Loan Documents (and each other document entered into in connection therewith) that are required to have been performed on or prior to the date hereof. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, the Borrower (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release and forever discharge the Administrative Agent, the Collateral Agent, each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the “Released Parties”) from any and all debts, claims, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the date hereof directly arising out of, connected with or related to this Amendment, the Credit Agreement or any other Loan Document (or any other document entered into in connection therewith), or any act, event or transaction related or attendant thereto, or the agreements of the Administrative Agent, the Collateral Agent or any Lender contained therein, or the possession, use, operation or control of any of the assets of the Borrower, or the making of any Loans or other advances, or the management of such Loans or advances or the Collateral.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

CAPITALA FINANCE CORP.

By:	/s/ Steve Arnall
Name: Steve Arnall Title: Chief Financial Officer

[Signature Page to Amendment No. 3 to Senior Secured Revolving Credit Agreement]

ING CAPITAL LLC,
as Administrative Agent and a Lender

By:	/s/ Patrick Frisch
Name: Patrick Frisch Title: Managing Director

By:	/s/ Grace Fu
Name: Grace Fu Title: Director

[Signature Page to Amendment No. 3 to Senior Secured Revolving Credit Agreement]

PINNACLE BANK,
as a Lender

By:	/s/ Mark D. Crum
Name: Mark D. Crum Title: Senior Vice President

[Signature Page to Amendment No. 3 to Senior Secured Revolving Credit Agreement]

FIRST NATIONAL BANK OF PENNSYLVANIA,
as a Lender

By:	/s/ Doug Bowman
Name: Doug Bowman Title: Senior Vice President, Team Lead

[Signature Page to Amendment No. 3 to Senior Secured Revolving Credit Agreement]

CAPITAL BANK CORPORATION,
as a Lender

By:	/s/ John S. Natale
Name: John S. Natale Title: Senior Vice President

[Signature Page to Amendment No. 3 to Senior Secured Revolving Credit Agreement]

FIRST BANK,
as a Lender

By:	/s/ Stephen F. Heaseman
Name: Stephen F. Heaseman Title: Senior Vice President

[Signature Page to Amendment No. 3 to Senior Secured Revolving Credit Agreement]